ASSIGNMENT, ASSUMPTION AND AMENDMENT TO CREDIT AGREEMENT
This Assignment, Assumption and Amendment to Credit Agreement (this "Amendment"), dated as of September 28, 2011 (the "Effective Date"), is entered into among CORE LABORATORIES N.V., a Netherlands limited liability company, (the "Parent"), and CORE LABORATORIES LP, a Delaware limited partnership (the "Current US Borrower" and, together with the Parent, the "Current Borrowers" and, each a "Current Borrower"), CORE LABORATORIES (U.S.) INTERESTS HOLDINGS, INC., a Texas corporation ("Core Laboratories Interests Holdings"), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.
INTRODUCTION
Reference is made to the Fifth Amended and Restated Credit Agreement dated as of December 17, 2010 (as modified from time to time, the "Credit Agreement"), among the Current Borrowers, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and the Administrative Agent.
WHEREAS, the Current Borrowers have requested, and the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.
NOW THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Current Borrowers, Core Laboratories Interests Holdings, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendment of Credit Agreement - General.

(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
"Assignment, Assumption and Amendment" means the Assignment, Assumption and Amendment to Credit Agreement dated as of September 28, 2011, among the Parent, Core Laboratories LP, Core Laboratories (U.S.) Interests Holdings, Inc., the Lenders and the Administrative Agent.
"Assignment, Assumption and Amendment Effective Date" means September 28, 2011.
"Note Purchase Agreement" means that certain Master Note Purchase Agreement dated as of September 30, 2011, among the US Borrower, the Parent and each of the purchasers parties thereto.
"Private Placement Notes" means the senior unsecured fixed rate notes with 10 year and 12 year maturities issued by the US Borrower pursuant to and subject to the terms and conditions of the Note Purchase Agreement.
(b)Section 5.09 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

5.09    Subsidiaries.    Schedule 5.09 contains an accurate list of all the Material Subsidiaries of the Borrowers as of the Assignment, Assumption and Amendment Effective Date, and Schedule 5.09 sets forth the respective jurisdictions of organization of such Material Subsidiaries and the percentage of their respective capital stock or other ownership interests owned by the Borrowers and their other Subsidiaries.
(c)Section 7.03(n) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:
(n)    Indebtedness in an aggregate principal amount outstanding not to exceed $300,000,000 at any time consisting of (i) the Convertible Notes, (ii) the Private Placement Notes, (iii) unsecured Indebtedness of the US Borrower or the Borrowers to the extent that (1) the principal maturity date for such unsecured Indebtedness is no earlier than three months after the Maturity Date, (2) such unsecured Indebtedness does not require any scheduled repayment, defeasance, or redemption of any principal amount thereof prior to maturity, and (3) such unsecured Indebtedness is subject to financial covenants which are no more restrictive than the financial covenants set forth in this Agreement, and/or (iv) any refinancing or replacement by the US Borrower or the Borrowers of such original Indebtedness pursuant to clause (i), (ii) or (iii); provided that in the case of any such refinancing or replacement pursuant to clause (iv) above, (1) the principal maturity date for such Indebtedness is no earlier than three months after the Maturity Date, (2) such Indebtedness does not require any scheduled repayment, defeasance, or redemption of any principal amount thereof prior to maturity, and (3) such Indebtedness is subject to financial covenants which are no more restrictive than the financial covenants set forth in this Agreement; and
(d)Section 7.03 of the Credit Agreement is hereby further amended by inserting the following clause (o) in appropriate alphabetical order:

(o)    Indebtedness of the Parent and/or the Subsidiary Guarantors in connection with any guaranty of Indebtedness under clause (n) above.
(e)Section 7.04(b) of the Credit Agreement is hereby amended by replacing clause (i) of such Section in its entirety with the following:

(i) sell, transfer, assign or otherwise dispose of the capital stock of any Loan Party (except for Restricted Disbursements permitted pursuant to Section 7.05(g)) or
(f)Section 7.11 of the Credit Agreement is hereby amended by replacing clause (z) of such Section in its entirety with the following:

(z) prohibitions or restrictions contained in any document or instrument governing the terms of the Indebtedness permitted by Section 7.03(j), or, in the case of Indebtedness permitted pursuant to Sections 7.03(n) and (o), provisions in the documents or instruments governing the terms thereof that require that (A) such Indebtedness be equally and ratably secured upon the granting of a Lien to secure the Obligations (except with respect to Cash Collateral required for outstanding Letters of Credit) or (B) any Subsidiary that hereafter guaranties the Obligations also guaranty such Indebtedness.

(g)The Credit Agreement is hereby amended by replacing Schedule 5.09 thereto in its entirety with Schedule 5.09 attached hereto.

(h)The Credit Agreement is hereby amended by replacing Schedule 10.02 thereto in its entirety with Schedule 10.02 attached hereto.

Section 3.Amendment of Credit Agreement - Pricing and Extension.

(a)Section 1.01 of the Credit Agreement is hereby amended by replacing the pricing grid in the definition of "Applicable Rate" in its entirety with the following:

Applicable Rate
Pricing Level	Consolidated Net Indebtedness/ Consolidated EBITDA	Commitment Fee	Eurocurrency Rate + Letters of Credit	Base Rate +
1	≥ 2.0x	45.0 bps	225.0 bps	125.0 bps
2	< 2.0x but ≥ 1.0x	37.5 bps	187.5 bps	87.5 bps
3	< 1.0x	30.0 bps	150.0 bps	50.0 bps

(b)Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Maturity Date" in its entirety with the following:

"Maturity Date" means September 28, 2016, provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.
Section 4.Assignment and Assumption.

(a)The Current US Borrower hereby assigns to Core Laboratories Interests Holdings all of the Current US Borrower's right, title, interest, duties, obligations and liabilities as the US Borrower in, to, and under the Credit Agreement and the other Loan Documents to which the Current US Borrower is a party immediately prior to effectiveness of this Amendment (collectively, the "Assigned Rights and Obligations"). For the avoidance of doubt, the Current US Borrower is not assigning any of its right, title, interest, duties, obligations or liabilities under the Amended and Restated Subsidiary Guaranty, the Amended and Restated Intercompany Subordination Agreement, or the Amended and Restated Contribution and Indemnity Agreement executed by the Current US Borrower as a Subsidiary Guarantor as of the date hereof (collectively, the "New Documents").

(b)Core Laboratories Interests Holdings hereby accepts and assumes all of the Assigned Rights and Obligations and becomes a party to the Credit Agreement as the US Borrower thereunder with the same force and effect as if originally named therein as the US Borrower, and becomes a party to the other Loan Documents to which the Current US Borrower is a party with the same force and effect as if originally named therein as a party and reaffirms and hereby ratifies, confirms, and agrees to be bound thereby. For the avoidance of doubt, Core Laboratories Interests Holdings is not accepting or assuming any of the Current US Borrower's right, title, interest, duties, obligations and liabilities under the New Documents.

Section 5.Loan Documents. To the extent not otherwise amended hereby or in connection herewith, each reference to the US Borrower in any Loan Document shall be deemed to refer to Core Laboratories Interests Holdings. For the avoidance of doubt, each reference in any Loan Document to the Subsidiary Guaranty, Subordination Agreement, or Contribution and Indemnity Agreement shall refer to such agreement as amended and restated by, respectively, the Amended and Restated Subsidiary Guaranty, the Amended and Restated Subordination Agreement, and the Amended and Restated Contribution and Indemnity Agreement, each made by the applicable Loan Parties and dated as of the date hereof.

Section 6.Representations and Warranties. Each of the Current Borrowers and Core Laboratories Interests Holdings represents and warrants that (giving effect to Core Laboratories Interests Holdings' becoming a Loan Party pursuant to this Amendment) (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action; (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Current Borrowers, Core Laboratories Interests Holdings and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (d) no Default or Event of Default exists under the Loan Documents.

Section 7.Effect on Credit Documents. Except as amended herein or amended and restated in connection herewith, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. Each of the Current Borrowers and Core Laboratories Interests Holdings acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 8.Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided for herein, upon the satisfaction on or prior to the Effective Date of the following conditions:

(a)the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of each of the Current Borrowers and Core Laboratories Interests Holdings and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b)The Parent shall have paid all fees, charges, and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents to the extent then invoiced;

(c)the Administrative Agent (or its counsel) shall have received each of the items listed on the Closing Documents List attached hereto as Annex A, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party;

(d)the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender executing this Amendment by 5 p.m. (Central) on September 28, 2011, an amendment fee of $10,000, and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment;

provided that Section 3 of this Amendment shall only become effective, and the Credit Agreement shall only be amended as provided for therein, upon the satisfaction on or prior to 5 p.m. (Central) on September 28, 2011, of the additional conditions that (i) the Administrative Agent shall have received counterparts hereof duly executed and delivered by all of the Lenders and (ii) the Administrative Agent shall have received, or shall concurrently receive, for the account of each Lender, an additional amendment fee in an amount equal to (y) 10 basis points on the amount of such Lender's Commitment then in effect minus (z) the amendment fee of $10,000 paid pursuant to clause (d)(i) above.
Section 9.Reaffirmation of Parent Guaranty. By its signature hereto, the Parent represents and warrants that it has no defense to the enforcement of the Parent Guaranty made by the Parent as of December 17, 2010, in favor of the Administrative Agent (as modified, the "Parent Guaranty"), and that according to its terms the Parent Guaranty will continue in full force and effect to guaranty the US Borrower's obligations under the Credit Agreement and the other amounts described in the Parent Guaranty following the execution of this Amendment.

Section 10.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF TEXAS.

Section 11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) neither of the Current Borrowers nor Core Laboratories Interests Holdings may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.

Section 12.Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 13.ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[signature page follows]
#3833257

EXECUTED as of the first date above written.
CORE LABORATORIES N.V., a Netherlands limited liability company

By: Core Laboratories International B.V., its sole Managing Director

By:	/s/ Jacobus Schouten
Name:	Jacobus Schouten
Title:	Managing Director of Core Laboratories International B.V.

CORE LABORATORIES LP, a Delaware limited partnership

By: Core Laboratories LLC, its General Partner

By:	/s/ C. Brig Miller
Name:	C. Brig Miller
Title:	Assistant Treasurer

CORE LABORATORIES (U.S.) INTERESTS HOLDINGS, INC., a Texas corporation

By:	/s/ C. Brig Miller
Name:	C. Brig Miller
Title:	Assistant Treasurer

Signature Pages to Assignment, Assumption and Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Alan Tapley
Name:	Alan Tapley
Title:	Assistant Vice President

Signature Pages to Assignment, Assumption and Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Gary L. Mingle
Name:	Gary L. Mingle
Title:	Senior Vice President

Signature Pages to Assignment, Assumption and Amendment to Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Cyd Dillahunty
Name:	Cyd Dillahunty
Title:	Vice President

Signature Pages to Assignment, Assumption and Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Sarah Sandercock
Name:	Sarah Sandercock
Title:	Director

Signature Pages to Assignment, Assumption and Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Marshall Trenckmann
Name:	Marshall Trenckmann
Title:	Vice President

Signature Pages to Assignment, Assumption and Amendment to Credit Agreement

SCHEDULE 5.09
SUBSIDIARIES
List of Material Subsidiaries as required by Section 5.09 of the Credit Agreement
Core Laboratories N.V. owns (directly or indirectly) 100% of the equity of the following, which are Material Subsidiaries for the purposes of Section 5.09 of the Credit Agreement.

Name	Jurisdiction	Tax Identification Number
Core Laboratories LP	State of Delaware	76-0446294
Core Laboratories Sales N.V.	Curaçao	110,114,700
Core Laboratories Canada Ltd.	Canada	101151769RC003
Core Laboratories (U.K.) Limited	United Kingdom	7,338,561,032,954
Owen Oil Tools LP	State of Delaware	75-1594166
Saybolt LP	State of Delaware	13-5674470
Core Laboratories (U.S.) Interests Holdings, Inc.	State of Texas	75-2464675
Core Laboratories Holding Inc.	State of Delaware	76-0696310

Schedule 5.09 to Assignment, Assumption and Amendment to Credit Agreement

SCHEDULE 10.02
ADMINISTRATIVE AGENT'S OFFICE;
CERTAIN ADDRESSES FOR NOTICES

BORROWERS:
Office of General Counsel
Core Laboratories (U.S.) Interests Holdings, Inc.
6316 Windfern Rd
Houston, TX 77040
Attention: General Counsel
Telephone: 713-328-2104
Telecopier: 713-328-2152
Electronic Mail: mark.elvig@corelab.com
Website Address: www.corelab.com
U.S. Taxpayer Identification Number(s): 75-2464675

ADMINISTRATIVE AGENT:
Administrative Agent's Office
(for payments and Requests for Credit Extensions):
Bank of America, N.A.
Street Address: 901 Main Street
Mail Code: TX1-492-14-11
Dallas, TX 75202-3714
Attention: Ramon Presas
Telephone: 214.209.9262
Telecopier: 214.290.8364
Electronic Mail: ramon.presas@baml.com

Account No. (for Dollars): 1292000883
Ref: Core Laboratories, Attn: Credit Services
ABA# 026009593

Account No. (for Euro):
Bank of America, London, England
SWIFT CODE: BOFAGB22
ACCT# 65280019
REF: Core Laboratories

Schedule 10.02 to Assignment, Assumption and Amendment to Credit Agreement

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
Street Address: 901 Main Street
Mail Code: TX1-492-14-11
Dallas, TX 75202
Attention: Anthony Kell
Telephone: 214-209-4124
Telecopier:
Electronic Mail: anthony.w.kell@baml.com

L/C ISSUER:
Bank of America, N.A.
Trade Operations
Bank of America
Mail Code: CA9-705-07-05
1000 W Temple Street
Los Angeles, CA 90012-1514
Attention: Tai Anh Lu
Telephone: 213.481.7840
Telecopier: 213.457.8841
Electronic Mail: tai.anh.lu@baml.com

SWING LINE LENDER:
Bank of America, N.A.
Street Address: 901 Main Street
Mail Code: TX1-492-14-11
Dallas, TX 75202-3714
Attention: Ramon Presas
Telephone: 214.209.9262
Telecopier: 214.290.8364
Electronic Mail: ramon.presas@baml.com

Account No. (for Dollars): 1292000883
Ref: Core Laboratories, Attn: Credit Services
ABA# 026009593

Account No. (for Euro):
Bank of America, London, England
SWIFT CODE: BOFAGB22
ACCT# 65280019
REF: Core Laboratories

Schedule 10.02 to Assignment, Assumption and Amendment to Credit Agreement

ANNEX A

CLOSING DOCUMENTS LIST

Annex A to Assignment, Assumption and Amendment to Credit Agreement